                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Fidelity National Financial, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference of our firm under the heading "Experts" in the registration statement.


                                        /s/ KPMG LLP


Los Angeles, California
December 20, 1999